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                                                                    Exhibit 23.2

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements of Renaissance Worldwide, Inc. on Forms S-8 (Files No. 333-17565, 333-33475 and 333-44371), of our report dated February 27, 1998, relating to the financial statements of Triad Data, Inc., appearing in this Form 8-K/A (File No. 0-28192).

/s/  GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

New York, New York
June 12, 1998